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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To:  Kensington Bankshares, Inc.
     First Kensington Bank, Inc.

     We consent to the incorporation of our report dated January 10, 2003 with respect to the consolidated financial statement of Kensington Bankshares, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2002.

                                           Saltmarsh, Cleaveland & Gund
                                           Certified Public Accountants

Dated: March 26, 2003                      By: /s/ William D. Massey
Pensacola, Florida                         -------------------------------------
                                           Shareholder